[LETTERHEAD]



February 5, 1996


Mr. Bruce Park
Executive Vice President
Chief Operations Officer
Beverly Bancorporation, Inc.
1357 W. 103rd Street
Chicago, Illinois  60643


RE:      BEVERLY BANK - LOCKPORT
         RENOVATION AND ADDITION


Dear Bruce:

I have developed the following revised proposal for architectural services for the millwork design in the Lockport Facility.

The proposal is based on the millwork locations described on Sheet A2.2 (Power/Telephone Plan) of the set of documents Issued For Permit, dated
12.15.95. The proposal includes design and development of millwork elements, construction documents and contract administration services.

Bruce, I appreciate the opportunity to follow through and complete the vision for the Lockport Facility and look forward to continuing our working relationship.



Sincerely,
ARCHIDEAS, INC.



/s/ Joseph A. Pasquinelli
Joseph A. Pasquinelli
Principal

[LETTERHEAD]

                                                           BEVERLY BANK LOCKPORT
                                                                     PAGE 2 OF 4



BASIC SERVICES
Professional services for this project shall be provided by ARCHIDEAS, INC. in accordance with the following scope and schedule of fees.

I.      Design and development of millwork elements.                 *$2,500.00

         - Design and develop millwork elements - greeter station, investment center, queue line check writing stand and video/printer unit.
         - Prepare color scheme for millwork to coordinate with existing finishes to remain and new furniture systems and interior finishes proposed by Winfield and Associates.
         - Provide coordination of millwork and required equipment.


II.     Meetings                                                     *$1,250.00

         - Attend two meetings to present design concepts, coordinate work and obtain approvals. The design must be approved before proceeding with construction documents.



III.    Construction Documents.                                      *$2,200.00

         -  Finalize color scheme and millwork design.
         -  Produce architectural drawings and specifications.
         - Issue contract documents for bid, permit and construction.



IV.     Contract Administration                                      *$1,000.00

         - Site observation visits during construction are provided in the base contract.
         -  Interpret requirements of the contract documents.
         -  Review shop drawings and product submittals.



TOTAL                                                                *$6,950.00

*All work will be performed at Hourly Rates to the maximum amount indicated.

[LETTERHEAD]

                                                           BEVERLY BANK LOCKPORT
                                                                     PAGE 3 OF 4



REIMBURSABLES

Reimbursable expenses will only be incurred when necessary on this project. These expenses are billed in addition to our professional services and may include personal automobile travel, parking, tolls, blueprinting, long distance telephone charges, and messenger/overnight courier services. These are billable to you at 1.10 times cost, while personal automobile travel will be charged at the allowable IRS rate, currently $0.30 per mile.


RATES

The following hourly rate schedule is applicable for professional services as well as all authorized services provided in addition to the referenced scope of work.

        ARCHIDEAS, INC.
         -  Principal/Project Manager                                    $75/Hr
         -  Senior Staff                                                 $60/Hr
         -  Staff                                                        $45/Hr


SCHEDULE

We estimate each phase described under Basic Services will be completed within the time frame outlined below. Periods listed are durations for preparation of architectural work only and are exclusive of time required for client review.

                                                                     Interval
                                                                     --------

         -  Approval of Basic Concept

         -  Design Development                                    2 1/2 Weeks
            Two Meetings for review and approval of designs

         -  Construction Documents                                     1 Week

         -  Bidding                                              2 to 4 Weeks

         -  Contract Administration to continue
            throughout construction (part of original contract) 2 to 3 Months

[LETTERHEAD]

                                                           BEVERLY BANK LOCKPORT
                                                                     PAGE 4 OF 4



INITIATION OF WORK

Beverly Bank may initiate the work previously described by signing where indicated below as agreement and acceptance of this proposal, and as authorization for ARCHIDEAS, INC. to proceed. We will begin the referenced work upon receipt of this executed document. Drawing will commence at your direction, and will be in accordance with an agreed upon time frame that will coordinate with your established Master Schedule.

Bruce, we appreciate the opportunity to submit this proposal, and look forward to our continued working relationship. Upon your election to proceed with this proposal, we will execute AIA Document B141, Standard Form of Agreement between Owner and Architect - 1987 Edition which will be used in conjunction with AIA Document A201, General Conditions of the Contract for Construction.



AGREED AND ACCEPTED:



/s/
- -----------------------------------                             ---------
Beverly Bank                                                       Date



/s/ Joseph A. Pasquinelli                                         2.5.96
- -----------------------------------                             ---------
ARCHIDEAS, INC.                                                    Date

[LETTERHEAD]



February 8, 1996



Ms. Shawn Croft
Senior Vice President
First National Bank of Wilmington
417 S. Water Street
Wilmington, IL  60481


RE:   INTERIOR RENOVATION
      BEVERLY BANK-WILMINGTON FACILITY
      WILMINGTON, ILLINOIS


Dear Shawn:

We are pleased to present this proposal for professional services for the interior renovation of the Wilmington facility.

The proposal is based on the Scope of Work indicated in the preliminary space plan, dated 11.28.95 developed by VRA, Inc. As discussed we will revise the space plan to retain the existing teller line and review the location of the greeter desk.

Thank you for interest in ARCHIDEAS, INC. for professional services. If I can be of assistance, please feel free to call me.



Sincerely,
ARCHIDEAS, INC.



/s/ Joseph A. Pasquinelli
Joseph A. Pasquinelli
Principal


        311 West Superior
                Suite 410
  Chicago, Illinois 60610
312-951-1108 Fax 951-0442

[LETTERHEAD]

                                                       Beverly Bank - Wilmington
                                                                     Page 2 of 4


PROJECT PROGRAM REQUIREMENTS

The following confirms our understanding of the Scope of Work for the building renovation.
     - Teller Area Renovation: Reorganize the area behind the walk-up teller line to provide clear visual and physical access between the Commercial Teller Area and the Walk-up area. Also, provide for a Conference room (separate from the secure Teller Area), Private Office and Teller work area.
     - Side Entrance and Canopy: Address issues of grade change, extent of glass, canopy and landscaping in developing the entrance into the new retail area of the bank.
     - Merchandising/Retail Sales Area: Define the appropriate location for the Greeter station, develop the design and provide detail drawings for construction. Color and material selections will coordinate with the Interior Designer's work.


BASIC SERVICES

Professional services for this project shall be provided by ARCHIDEAS, INC. and our consultants in accordance with the following scope and schedule of fixed fees.

Mechanical, Electrical and Plumbing services for projects of this scale are typically provided by the respective subcontractors and the fees are generally built into their contracts. We have not included this work under Basic Services.

Documentation of Existing Interior Conditions                       $1,100.00
     -  Measure and draw the existing conditions
     - Document the configuration of existing ceiling grid light fixture and mechanical diffuser locations
     -  Identify locations of existing electrical outlets

Design                                                              $3,250.00
     - Study optional locations for the Greeter station and review with VRA and owner
     - Develop the space plan and side entrance concept for Owner review and comment
     -  Finalize space plan
     -  Develop the design and details for the Greeter station
     -  Coordinate with bank equipment

Construction Documents                                              $6,500.00
     - Produce architectural and structural construction drawings and specifications
     - Issue Contract Documents for bid, permit and construction

Contract Administration                                             $3,500.00
     - Perform 6 site observation visits during demolition and construction
     -  Interpret requirements of the contract documents
     -  Prepare construction punch list
     -  Prepare certification of substantial completion

                                                                   ----------
TOTAL                                                                 $14,350

[LETTERHEAD]

                                                       Beverly Bank - Wilmington
                                                                     Page 3 of 4

SCHEDULE

We estimate each phase described under Basic Services will be completed within the time frame outlined below. Periods listed are durations for preparation of architectural and structural work only and are exclusive of time required for client review. The calendar schedule is based on acceptance of the proposal by Friday, February 9, 1996


                                                  Interval       Calendar
                                                  --------       --------
     -  Documentation of existing conditions      1 Week         02.14.96

     -  Design Phase, includes two meetings for   2 1/2 Weeks    02.14.96(start)
        review and approval

     -  Design Phase complete:  client approval                  03.01.96
        of design concepts with authorization
        to proceed.  Issue drawings for budget
        estimate

     -  Construction Document Phase               4 Weeks        03.04.96(start)

     -  Construction Documents complete,
        Issue for Permit and Bidding                             04.03.96

     -  Municipal Permit Review Process and       4 Weeks
        Bidding

     -  Construction Start


ADDITIONAL SERVICES

The following services may be necessary to complete this project but have not been included in this proposal:

     -  Site work/Civil Engineering
     -  Furniture systems planning, selection and implementation
     -  Color and material selections
     -  Landscape architecture
     -  Mechanical, Electrical and Plumbing Engineering


RATES

The following hourly rate schedule is applicable for professional services as well as all authorized services provided in addition to the referenced scope of work.

     ARCHIDEAS, INC.
     -  Principal/Project Manager...........................$75/Hr
     -  Senior Staff........................................$60/Hr
     -  Staff...............................................$45/Hr

[LETTERHEAD]

                                                       Beverly Bank - Wilmington
                                                                     Page 4 of 4

REIMBURSABLES

Reimbursable expenses will only be incurred when necessary on this project. These expenses are billed in addition to our professional services and may include personal automobile travel, parking, tolls, blueprinting, long distance telephone charges and messenger/overnight courier services. These are billable to you at 1.10 time cost, while personal automobile travel will be charged at the allowable IRS rate, currently $0.30 per mile.


INITIATION OF WORK

Beverly Bank may initiate the work previously described by signing where indicated below as agreement and acceptance of this proposal and as authorization for ARCHIDEAS, INC. to proceed. We will begin the referenced work upon receipt of this executed document. Drawing will commence at your direction, and will be in accordance with an agreed upon time frame that will coordinate with you established Master Schedule.

Shawn, we appreciate the opportunity to submit this proposal and look forward to working with you. Upon you election to proceed with this proposal, we will execute AIA Document B141, Standard Form of Argument between Owner and Architect
- - 1987 Edition which will be used in conjunction with AIA Document A201, General Conditions of the Contract for Construction.



AGREED AND ACCEPTED:





/s/ James W. Martin, President                    2-13-96
- ------------------------------                    --------------------
First National Bank                               Date
of Wilmington

                                     [LETTERHEAD]


April 25, 1996



Mr. Bruce Park
Executive Vice President
Chief Operations Officer
Beverly Bancorporation, Inc.
1357 W. 103rd Street
Chicago, IL 60643


RE: FEE PROPOSAL FOR BEVERLY BANK - WEST
    BUILDING RENOVATION AND SITE MODIFICATION



Dear Bruce:

I have prepared the following revised fee proposal for the building renovation and site modification to the existing Beverly Bank - West facility as described in the conceptual design drawings dated March 16, 1996. Our proposal is for professional services: including Architecture; Structural Engineering; Mechanical, Electrical & Plumbing Engineering; and Civil Engineering.

I have outlined our understanding of the general characteristics of the project based upon our previous work and recent discussions with you.

Again, we appreciate the opportunity to submit this proposal and look forward to working with you on this project.



Sincerely,
ARCHIDEAS, INC.

/s/ Joseph A. Pasquinelli

Joseph A. Pasquinelli

                                                              BEVERLY BANK- WEST
                                                                     PAGE 2 OF 6


The following information outlines known characteristics of this project, and generally defines the scope of work for the purposes of this proposal:

    - Existing Site. . . . . . . . . . The site is located at the corner of
                                       Western Ave. and 112th Street in Chicago.
                                       It is a rectangular site which
                                       gently slopes from the north (high
                                       point) to the south.  The building is
                                       situated in the center of the site with
                                       a drive-up teller function and parking
                                       on the north side and a drive-up
                                       commercial teller with parking on the
                                       south side.  The existing drive-up
                                       teller function on the north currently
                                       utilizes the alley for vehicular
                                       exiting.

    - Existing Building. . . . . . . . One-story brick building with approximately 6,150 SF of office space.
                                       The exterior material is painted face
                                       brick with a stone fascia at 3 sides of
                                       the building.  The entrance is along
                                       Western Ave. on the east side of the
                                       building. The building features a central banking hall with a split drive-up teller operation.

    - Renovation of the Existing
      Building . . . . . . . . . . . . The new work will consolidate the drive-
                                       up teller function by relocating the
                                       commercial drive-up to the north side of the building. The interior design will reorganize the existing sales and teller functions to accommodate a new greeter station and respond to the new merchandising concepts. Alternate options for the building entrance will be studied.

    - Site Modifications . . . . . . . Develop vehicular circulation on the north side of the building to
                                       accommodate the existing drive-up
                                       teller, the relocated commercial drive-
                                       up and the addition of up to two ATM
                                       drive-up lanes.  The south side of the
                                       building will be developed as a parking
                                       lot.

                                                              BEVERLY BANK- WEST
                                                                     PAGE 3 OF 6


B A S I C  S E R V I C E S
Professional services for this project shall be provided by ARCHIDEAS, INC. and our consultants in accordance with the following scope and schedule of fees.


    Preliminary Work . . . . . . . . .Hourly to a budget of $ 2,000.00
            - Measure and document existing building conditions.
            - Review project program requirements (i.e. entrance location merchandising concepts, site circulation)
            - Meet with the City of Chicago Building and Zoning Department to review the conceptual design.
            - Issue preliminary conceptual design for budget pricing.


    Design .  . . . . . . . . . . . . Hourly to a budget of $ 5,000.00
            - Review applicable building codes.
            - Develop floor plan and office space plan to respond to
              merchandising concepts.
            - Develop exterior elevation concepts.
            - Develop millwork design for Greeter station and other millwork elements (to be determined).
            - Present design concepts and development
              sketches for review.
            - Revise design concepts per review comments.
            - Coordinate with Civil, Structural and M.E.P. consultants.
            - Select colors and materials for building exterior.
            - Finalize site plan, building plan, and exterior
              elevations.
            - Coordinate with the work of the interior design consultant. (See additional services)
            - Issue design drawings for budget pricing.


    Construction Documents. . . . . . . . . . . . . . . . . $18,500.00
            - Produce Architectural, Civil, M.E.P. and Structural construction drawings
              and specifications.
            - Produce millwork documents.
            - Coordinate consultant documents.
            - Issue Contract Documents for bid, permit,
              and construction.


    Contract Administration . . . . . . . . . . . . . . . . $ 5,000.00
            - Review shop drawings and sample submittals.
            - Perform six (6) site observation visits during
              construction (approximately one per month).
            - Interpret requirements of the contract documents.
            - Prepare construction punch list.
            - Prepare Certificate of Substantial Completion.

    TOTAL BASIC SERVICES                                    $30,500.00
                                                            ----------

[LETTERHEAD]

                                                             BEVERLY BANK - WEST
                                                                     PAGE 4 OF 6


REIMBURSABLES
Reimbursable expenses will only be incurred when necessary on this project. These expenses are billed in addition to our professional services and may include personal automobile travel, parking, tolls, blueprinting, long distance telephone charges, and messenger/overnight courier services. These are billable to you at 1.10 times cost, while personal automobile travel will be charged at the allowable IRS rate, currently $0.30 per mile.

FEE SUMMARY
Total professional fees and expenses based on the preceding scope of work are summarized as follows:


                 - Architectural Services                  $22,200
                 - Civil Engineering Services              $ 4,300
                 - Structural Engineering Services         $ 1,000
                 - MEP & FP Engineering Services           $ 3,000
                                                           -------
                 - TOTAL BASIC SERVICES                    $30,500


OPTIONAL SERVICES
The following services are often times necessary in a building program of this scope. ARCHIDEAS, INC. will assist you in defining the actual extent of required services and the fees involved.


                 - Boundary and topographic survey (required for Civil
                   Engineering)
                 - Landscape Architecture.
                 - Coordination of New Furniture Systems.
                 - Procuring the building permit from the City of Chicago.
                 - Attendance at zoning meetings and hearings.


RATES
The following hourly rate schedule is applicable for all authorized Architectural services provided in addition to the referenced scope of work


        ARCHIDEAS,INC.
                 - Principal/Project Manager . . . . . . . .$80/Hr
                 - Senior Staff. . . . . . . . . . . . . . .$65/Hr
                 - Staff . . . . . . . . . . . . . . . . $50/60/Hr

[LETTERHEAD]

                                                             BEVERLY BANK - WEST
                                                                     PAGE 5 OF 6


SCHEDULE
We estimate each phase described under the Scope of Work will be completed within the time frame outlined below. Periods listed are durations for preparation of architectural work only and are exclusive of time required for client review.

                             Interval            Calendar


Authorization to proceed                         April 29, 1996

Preliminary work             1 week              Complete May 6, 1996

Design                       3 weeks             Complete May 27, 1996

Budget Pricing               2 weeks             Complete June 10, 1996

Board Review & Approval      1 week              Complete June 17, 1996

Contract Documents           4 - 6 weeks         Complete July 22, 1996

Issue for Permit             1 - 3 months        Permit Issued approx.
                                                 October 1, 1996

Issue for Bid                4 weeks             Bids due August 19, 1996

Construction                 5 months            Fall of 1996 start


CONSTRUCTION PHASING OPTIONS

PHASE I                      Fall start 1996
- - Interior renovation including new commercial drive up window with deal drawer
- - Northside parking lot improvements


PHASE II                     Spring start 1997
- - Exterior renovation
- - Southside parking lot improvement



or:
PHASE I                      Fall start 1996
- - Install commercial drive-up window
- - Interior renovation


PHASE II                     Spring start 1997
- - North and south parking lot improvements
- - Exterior renovation

[LETTERHEAD]

                                                             BEVERLY BANK - WEST
                                                                     PAGE 6 OF 6


INITIATION OF WORK
The Beverly Bank may initiate the work previously described by signing where indicated below as agreement and acceptance of this proposal, and as authorization for ARCHIDEAS, INC. to proceed. We will begin the referenced work upon receipt of this executed document. Drawing will commence at your direction, and will be in accordance with an agreed upon time frame that will coordinate with your established Master Schedule.

Bruce, we appreciate the opportunity to submit this proposal. Should this outline of services vary from those you require for this project, please contact us with further clarifications so we may more accurately address your specific needs. Upon your election to proceed with this proposal, we will execute AIA Document B141, Standard Form of Agreement between Owner and Architect - 1987 Edition which will be used in conjunction with AIA Document A201, General Conditions of the Contract for Construction. Thank you for your interest in ARCHIDEAS, INC. for professional services.



AGREED AND ACCEPTED:



/s/ illegible                                                      4-29-96
- -----------------------------------                             -------------
Beverly Bank                                                    Date



/s/ Joseph A. Pasquinelli                                          4.25.96
- -----------------------------------                             -------------
ARCHIDEAS, INC.                                                 Date